                                                                 Exhibit 2(r)(1)

                       MEZZACAPPA MULTI-STRATEGY FUND, LLC
                    MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC
                         MEZZACAPPA LONG/SHORT FUND, LLC
                                       and
                            MEZZACAPPA INVESTORS, LLC

       CODE OF ETHICS PURSUANT TO RULE 17j-1 OF THE INVESTMENT COMPANY ACT

I. INTRODUCTION

         Mezzacappa Multi-Strategy Fund, LLC, Mezzacappa Multi-Strategy Plus Fund, LLC, and Mezzacappa Long/Short Fund, LLC (each, a "Fund" and, collectively, the "Funds"), Mezzacappa Investors, LLC (the "Investment Manager") and their affiliated persons (as defined by Section 2(a) of the Investment Company Act of 1940, as amended (the "1940 Act") and referred to herein as Affiliates) recognize the importance of high ethical standards in the conduct of their business. This Code of Ethics (the "Code") sets forth basic requirements with respect to personal securities transactions that must be observed by each Access Person (defined below in Section III (a)). All recipients of this Code are hereby directed to read it carefully, retain it for future reference and abide by the rules and policies set forth herein.

         In general, the fiduciary principles that govern personal investment activities reflect, at a minimum, the following: (1) the duty at all times to place the interests of the Funds first; (2) the requirement that all personal securities transactions be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (3) the fundamental standard that personnel providing services to the Funds should not take inappropriate advantage of their positions.

         While compliance with the provisions of this Code is anticipated, Access Persons should be aware that in response to any violations, the Funds, the Investment Manager and their Affiliates will take whatever action is deemed appropriate under the circumstances including, but not necessarily limited to, dismissal of such Access Person. Technical compliance with the procedures of this Code will not automatically insulate from scrutiny trades that show a pattern of abuse of an individual's fiduciary duties(1) to the Funds.

II. GENERAL PURPOSE

         This Code has been adopted by the Funds and the Investment Manager pursuant to Rule 17j-1 under the 1940 Act. Rule 17j-1 generally prohibits fraudulent or

--------
(1) A fiduciary duty is a duty to act for someone else's (e.g., the Funds' members) benefit, while subordinating one's personal interests to that of the other person. It is the highest standard of duty imposed by law.

manipulative practices with respect to purchases or sales of securities held or to be acquired by investment companies, if effected by persons associated with such companies. The purpose of this Code is to provide regulations and procedures consistent with the 1940 Act and Rule 17j-1.

         The specific reporting requirements of this Code are concerned primarily with those investment activities of an Access Person who may benefit from or interfere with the purchase or sale of securities held or to be acquired by the Funds. Both Rule 17j-1 and this Code prohibits any Access Person from using information concerning the investment intentions of a Fund, or their ability to influence such investment intentions, for personal gain in a manner detrimental to the interests of any Fund. Specifically, Rule 17j-1 makes it is unlawful for any Access Person, in connection with the purchase or sale, directly or indirectly, by such person of a Security Held or to be Acquired by the Funds:

               a. to employ any device, scheme or artifice to defraud the Funds,

               b. to make to the Funds any untrue statement of a material fact or to omit to state to the Funds a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading, or

               c. to engage in any act, practice, or course of business that operates or would operate as a fraud or deceit upon the Funds, or

               d. to engage in any manipulative practice with respect to the Funds.

         Although the Funds and the Investment Manager will not generally have knowledge of the current investment activities of Portfolio Funds in which the Funds invest, Access Persons should recognize that personal transactions in "Securities being considered for purchase or sale" by the investment advisers or general partners of Portfolio Funds for any such Portfolio Fund or any advised account of such advisers or general partners will be treated as a violation of this Code absent an available exemption from the Code's provisions.

III. DEFINITIONS

               a. "Access Person," within the meaning of Rule 17j-1 means any manager, officer, trustee, general partner, or Advisory Person of the Funds or the Investment Manager. For purposes of the Code, the definition of Access Person has been extended to all employees of the Investment Manager.

               b. "Advisory Person" means (1) any employee of the Funds or the Investment Manager, or of any company in a control relationship to the Funds or the Investment Manager, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Security by the Funds, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (2) any natural person in a control relationship to the Funds or the Investment Manager who obtains information concerning recommendations made to the Funds or the Investment Manager with regard to the purchase or sale of a Security.

               c. "Independent Manager" is anyone who sits on the Board of Managers of the Funds and who has no relationship with the Funds other than that of Manager, and who is not otherwise classifiable as an Access Person or an Advisory Person; and who is not an "interested person" of the Funds within the meaning of Section 2(a)(19) of the 1940 Act.

               d. "Investment Personnel" means (1) any employee of the Funds or the Investment Manager (or of any company in a control relationship to the Funds or the Investment Manager) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Funds and (2) any natural person who controls the Funds or the Investment Manager and who obtains information concerning recommendations made to the Funds regarding the purchase or sale of securities by the Funds.

               e. A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a Security has been made and communicated or, with respect to the person making the recommendation, when such person considers making such a recommendation or when there is any outstanding order to purchase or sell that security.

               f. "Control" means the power to exercise a controlling influence over the management or policies of the Funds or the Investment Manager. See Section 2(a)(9) of the 1940 Act.

               g. "Beneficial Ownership" means ownership of securities or securities accounts by or for the benefit of a person, or such person's "family member," including any account in which the person or family member of that person holds a direct or indirect beneficial interest, retains discretionary investment authority or exercises a power of attorney. The term "family member" means any person's spouse, child or other relative, whether related by blood, marriage, or otherwise, who either resides with, is financially dependent upon, or whose investments are controlled by that person. The term also includes any unrelated individual whose investments are controlled and whose financial support is materially contributed to by that person, such as a "significant other."

               h. "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, except that it shall not include shares of registered open-end investment companies (i.e., mutual funds), securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the 1940 Act, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

               i. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

               j. "Limited Offering" means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, 505 or 506 under the Securities Act.

               k. "Purchase or Sale of a Security" includes, among other things, the writing of an option to purchase or sell a Security.

               l. "Security Held or to be Acquired" by a Fund means any Security which, within the most recent 15 days, (1) is being or has been held by such Fund, or (2) is being or has been considered by such Fund or the Investment Manager for purchase by such Fund.

               m. "Compliance Officer" shall mean, with respect to the Funds or the Investment Manager, the person appointed by the Board of Managers of the Funds or the Managing Member of the Investment Manager, as the case may be, to administer the Code and shall include other person(s) designated by the Compliance Officer to administer the Code.

IV. PROHIBITED TRANSACTIONS

A. General Prohibition:

         No Access Person shall purchase or sell directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, any Beneficial Ownership and which he or she knows or should have known at the time of such purchase or sale (1) is being considered for purchase or sale by the Funds, (2) is being purchased or sold by the Funds, or (3) has been purchased or sold or is being considered for purchase or sale by the investment adviser or general partner of any Portfolio Fund for such Portfolio Fund or other advised account of such adviser or general partner (a "Prohibited Matching Portfolio Transaction").

B. Initial Public Offerings and Private Placements:

         Investment Personnel must obtain prior approval from the Compliance Officer before directly or indirectly acquiring Beneficial Ownership in any securities in an Initial Public Offering or in a Limited Offering. Those Investment Personnel who have obtained prior approval and made an investment in an Initial Public Offering or a Limited Offering must disclose that investment to the Compliance Officer when such Investment Personnel play a part in any subsequent consideration of an investment in the issuer by a

Fund. Under such circumstances, the decision by a Fund to purchase securities of the issuer of the Initial Public Offering or the Limited Offering must be subject to independent review by the Compliance Officer or Investment Personnel with no personal interest in the issuer.

C. Short-Term Trading Profits:

         If one or more Funds invest in Securities other than interests in private investment funds, Investment Personnel may not profit from the purchase and sale, or sale and purchase, of the same or equivalent Securities within 60 calendar days.

D. Gifts:

         Access Persons may not accept any fee, commission, gift, or services, other than de minimis gifts, from any persons or entities doing business with or on behalf of the Funds.

E. Service as a Board Member:

         If one or more Funds invest in Securities other than interests in private investment funds, no Investment Personnel may serve on the board of a publicly traded company unless prior authorization is obtained from the Compliance Officer based on a determination that (1) the business of such company does not conflict with the interests of the Funds, (2) service would be consistent with the best interests of the Funds and its shareholders, and (3) service is not prohibited by law.

F. Other Conflicts of Interest:

         No Access Person may have any interest whatsoever in any firm, corporation or business unit with which he or she is called upon to deal as part of his or her assigned duties with the Funds or the Investment Manager, or in any other activity that the Access Person reasonably believes presents a potential conflict of interest.

V. EXEMPT TRANSACTIONS

         Neither the prohibitions nor the reporting requirements of this Code shall apply to:

               a. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

               b. Purchases that are made by reinvesting cash dividends pursuant to an automatic dividend or distribution reinvestment program or employee stock option plan (this exception does not apply to optional cash purchases);

               c. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

               d. Purchases or sales which are non-volitional on the part of either the Access Person or the Funds or the Investment Manager.

VI. REPORTING REQUIREMENTS

A. Securities Holdings Reports

         No later than 10 days after a person becomes an Access Person (other than as an Independent Manager), and at least annually thereafter, he or she must report the following information to the Compliance Officer (such information must be current as of a date no more than 30 days before the report is submitted):

               a. The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person;

               b. The title, number of shares and principal amount of each Security in which the Access Person had any Beneficial Ownership when the person became an Access Person; and

               c.   The date that the report is submitted by the Access Person.

B. Quarterly Transaction Reports

         Each Access Person, other than an Independent Manager, shall submit to the Compliance Officer, no later than 10 days after the end of a calendar quarter, a written report setting forth specified information regarding all non-exempt securities transactions occurring in the quarter. The quarterly report shall also contain a certification that the Access Person did not acquire or dispose of a Security in a Prohibited Matching Portfolio Transaction. If no non-exempt transactions occurred during the quarter, the written report shall so state.

         The quarterly report must contain the following information with respect to each reportable transaction:

               1.   The date and nature of the transaction, the;

               2. The title, the interest rate and maturity date, the number of shares and the principal amount (as applicable) of each Security involved;

               3. The price of the Security at which the transaction was effected;

               4. The name of the broker, dealer or bank with or through which the transaction was effected; and

               5.   The date that the report is submitted by the Access Person.

         Transactions in an account identified to the Compliance Officer need not be otherwise reported if the Access Person shall have authorized disclosure of all securities transactions in the account to the Compliance Officer and furnished the Compliance Officer copies of all confirmations and monthly statements pertaining to such account.

         An Independent Manager need only report non-exempt transactions in a Security which at the time, such Manager knew, or should have known was purchased or sold or was being considered for purchase or sale by a Fund during the 15 day period immediately preceding or after the date of the Independent Manager's transaction. A written report shall not be required for any quarter in which an Independent Manager has only exempt transactions to report.

C. Annual Certification

         Each Access Person shall complete an annual certification that he or she has received, read and understood the Code and that he or she is subject to and has complied with each of the Code's provisions applicable to such person.

D. Transaction Confirmations and Account Statements

         All Access Persons other than Independent Managers shall arrange for copies of confirmations of all personal securities transactions and periodic statements of securities accounts to be sent directly to the Compliance Officer.

E. Confidentiality

         All reports furnished pursuant to this Code will be maintained on a confidential basis and will be reasonably secured to prevent access to such records by unauthorized personnel.

VI. SANCTIONS

         If the Compliance Officer discovers that an Access Person has violated any provision of the Code, the Investment Manager or any of its Affiliates may impose such sanctions as it deems appropriate, including, but not limited to, a letter of censure, suspension with or without pay, or termination of employment. Any such violation shall be reported to the Board of Managers of the Funds at its next meeting occurring after the Compliance Officer becomes aware of the violation.

         Any profits realized on personal transactions in violation of the Code must be disgorged in a manner directed by the Investment Manager or its Affiliates.

VII. ADMINISTRATION

         The Compliance Officer shall prepare annually a written report for the Board of Managers which (1) describes any issues arising under the Code since the last report to the Board of Managers, including, but not limited to, information about material violations of the Code and sanctions imposed in response thereto and (2) certifies that the Funds and the Investment Manager have adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

VIII. REQUIRED RECORDS

         The Funds and the Investment Manager will maintain the following records in an easily accessible place:

               a. A copy of this Code and any Codes of Ethics adopted pursuant to Rule 17j-1 that have been in effect during the most recent five year period;

               b. A record of any violation of the Code, and any action taken as a result of the violation for at least five years after the end of the fiscal year in which the violation occurs;

               c. A copy of each report made by an Access Person for at least five years after the end of the fiscal year in which the report is made, the first two years in an easily accessible place;

               d. A record of all persons, currently or within the past five years, who are or were required to make reports as required by this Code, or who are or were responsible for reviewing these reports, in an easily accessible place;

               e. A copy of each report required by Section VII of the Code for at least five years after the end of the fiscal year in which the report is made, the first two years in an easily accessible place; and

               f. A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment Personnel of a Security purchased in a Limited Offering for at least five years after the end of the fiscal year in which the approval is granted.

IX. AMENDMENTS AND MODIFICATIONS

         This Code of Ethics may not be amended or modified except in a written form that is specifically approved by a majority vote of the Independent Managers of each Fund.

                            [Signature page follows]

Adopted as of September 3, 2003


MEZZACAPPA MULTI-STRATEGY FUND, LLC

By: /s/ Francis J. Conroy
    ------------------------------------
Name: Francis J. Conroy
Title: Vice President

MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC

By: /s/ Francis J. Conroy
    ------------------------------------
Name: Francis J. Conroy
Title: Vice President

MEZZACAPPA LONG/SHORT FUND, LLC

By: /s/ Francis J. Conroy
    ------------------------------------
Name: Francis J. Conroy
Title: Vice President

MEZZACAPPA INVESTORS, LLC

By: /s/ Francis J. Conroy
    ------------------------------------
Name: Francis J. Conroy
Title: Member

                               APPENDICES - FORMS

         The following forms are to be used for reporting purposes under this Code of Ethics. They are subject to change from time to time by the Compliance Officer or his or her designee, and are neither incorporated into nor are part of the Code of Ethics.

       I. Acknowledgement of Receipt of Code of Ethics

      II. Report of Personal Securities Holdings

     III. Initial Public Offering Approval Request Form

      IV. Private Placement Approval Request Form

       V. Quarterly Report under the Code of Ethics

      VI. Annual Certification of Compliance with Code of Ethics

                       MEZZACAPPA MULTI-STRATEGY FUND, LLC
                    MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC
                         MEZZACAPPA LONG/SHORT FUND, LLC
                                       and
                            MEZZACAPPA INVESTORS, LLC

                         CODE OF ETHICS ACKNOWLEDGEMENT

To:  Compliance Officer

I hereby certify to Mezzacappa Investors, LLC and to each registered investment company for which it serves as investment adviser that I have read and understand the Code of Ethics, I recognize that I am subject to the Code of Ethics, and I will act in accordance with the policies and procedures expressed in the Code of Ethics.

_________________________________________
Signature

_________________________________________
Print Name

_________________________________________
Date

                       MEZZACAPPA MULTI-STRATEGY FUND, LLC
                    MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC
                         MEZZACAPPA LONG/SHORT FUND, LLC
                                       and
                            MEZZACAPPA INVESTORS, LLC

           PERSONAL SECURITIES ACCOUNT AND HOLDINGS NOTIFICATION FORM

Name: ___________________________________

Securities Accounts (Attach copies of statements for accounts listed below)

--------------------------------------------------------------------------------
                           Broker/Institution
Account Title (1)            Name & Address                Account Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Personal Holdings (2)

--------------------------------------------------------------------------------
 Description of   Quantity or                                      Name of
    Security     Principal Amt   Unit Price   Total Cost      Broker/Institution
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I certify that the information contained in this statement is accurate and that listed above are all personal securities accounts and personal holdings in which I have beneficial interest or over which I exercise investment control.

______________________________                    ______________________________
Signature                                         Date

(l) List your own securities accounts as well as those accounts in which you have a financial interest or over which you exercise investment control.

(2) List your personal holdings not reflected in the attached account statements.

                       MEZZACAPPA MULTI-STRATEGY FUND, LLC
                    MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC
                         MEZZACAPPA LONG/SHORT FUND, LLC
                                       and
                            MEZZACAPPA INVESTORS, LLC

                    INITIAL PUBLIC OFFERING APPROVAL REQUEST

Name: __________________________________________________________________________

1. Name of issuer: _____________________________________________________________

2.  Type of security:      [ ] Equity
                           [ ] Fixed Income

3. Planned date of transaction: ________________________________________________

4. Size of offering: ___________________________________________________________

5. Number of shares to be purchased: ___________________________________________

6. What firm is making this IPO available to you?

      __________________________________________________________________________

7. Do you do business with this firm in connection with your job duties?
         [ ]  Yes          [ ]  No

8. Do you believe this IPO is being made available to you in order to influence an investment decision or brokerage order flow for fund or client accounts?

         [ ] Yes           [ ] No

9. Have you in the past received IPO allocations from this firm?

         [ ] Yes           [ ] No

         If "yes", please provide a list of all previously purchased IPOs:

                            (Continued on next page)

10. To your knowledge, are other Mezzacappa personnel or clients involved?
         [ ] Yes            [ ] No

         If "yes", please describe:

11. Describe how you became aware of this investment opportunity:

I understand that approval, if granted, is based upon the information provided herein and I agree to observe any conditions imposed upon such approval.

I represent (i) that I have read and understand the Code of Ethics with respect to personal trading and recognize that I am subject thereto; (ii) that the above trade is in compliance with the Code; (iii) that to the best of my knowledge the above trade does not represent a conflict of interest, or an appearance of a conflict of interest, with any client or fund; and (iv) that I have no knowledge of any pending client or Investment Fund orders in this security. Furthermore, I acknowledge that I shall take no action to effect the trade(s) listed above until I have received formal approval.

_________________________________            ___________________________________
Signature                                                  Date

________________________________________________________________________________

                       FOR COMPLIANCE DEPARTMENT USE ONLY

[ ] Approved               [ ] Disapproved

____________________________________
Signature

____________________________________
Name & Title

____________________________________
Date

                       MEZZACAPPA MULTI-STRATEGY FUND, LLC
                    MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC
                         MEZZACAPPA LONG/SHORT FUND, LLC
                                       and
                            MEZZACAPPA INVESTORS, LLC

                       PRIVATE PLACEMENT APPROVAL REQUEST

Name: __________________________________________________________________________

1. Name of issuer: _____________________________________________________________

2. Is the issuer:          [ ] Public
                           [ ] Private

3. Type of security or fund: ___________________________________________________

4. Nature of participation (e.g., stockholder, limited partner):
        ________________________________________________________________________

5. Planned date of transaction: ________________________________________________

6. Size of offering (if a fund, size of fund): _________________________________

7. Size of your participation: _________________________________________________

8. Is your liability limited?
         [ ] Yes           [ ] No

9. Do you believe this opportunity is being made available to you in order to influence an investment decision or brokerage order flow for fund or client accounts?
         [ ] Yes           [ ] No

10. To your knowledge, are other Mezzacappa personnel or clients involved?
         [ ] Yes           [ ] No

         If "yes", please describe:

                            (Continued on next page)

11. Describe the business of the issuer:

12. If the issuer is an investment fund, describe the investment objectives of the fund and the strategies it employs (or is expected to employ):

13. Does a Fund for which Mezzacappa Investors, LLC serves as investment manger have an investment objective that would make this Private Placement an opportunity that should first be made available to such Fund?:
         [ ] Yes            [ ] No

         If "yes", please describe:

14. Will you participate in any investment decisions of the issuer?:
         [ ] Yes            [ ] No

         If "yes", please describe:

15. Describe how you became aware of this investment opportunity:

                            (Continued on next page)

I understand that approval, if granted, is based upon the information provided herein and I agree to observe any conditions imposed upon such approval. I will notify the Compliance Officer in writing if any aspect of the investment is proposed to be changed (e.g., investment objectives), and I hereby acknowledge that such changes may require further approvals or my divestiture of the investment.

I represent (i) that I have read and understand the Code of Ethics with respect to personal trading and recognize that I am subject thereto; (ii) that the above investment is in compliance with the Code; (iii) that to the best of my knowledge the above trade does not represent a conflict of interest, or an appearance of a conflict of interest, with any client or fund; and (iv) that I have no knowledge of any pending client or Investment Fund orders in this security. Furthermore, I acknowledge that I shall take no action to effect the investment(s) listed above until I have received formal approval.

___________________________________             ________________________________
Signature                                                   Date

________________________________________________________________________________

                       FOR COMPLIANCE DEPARTMENT USE ONLY

[ ] Approved               [ ] Disapproved

_________________________________
Signature

_________________________________
Name & Title

_________________________________
Date

                       MEZZACAPPA MULTI-STRATEGY FUND, LLC
                    MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC
                         MEZZACAPPA LONG/SHORT FUND, LLC
                                       and
                            MEZZACAPPA INVESTORS, LLC

         QUARTERLY SECURITIES ACCOUNT AND TRANSACTION NOTIFICATION FORM

Name: ___________________________________

As an Access Person under the Code of Ethics, I hereby confirm that, other than accounts and the transactions listed below, I have no other securities accounts and have not made any purchases or sales of securities covered by the Code during the quarter ended ____________________ except transactions through a brokerage account listed below for which copies of transaction confirmations and periodic statements have been furnished to the Compliance Officer.

I also certify that I have not acquired or disposed of a Beneficial Ownership interest in any Security in a Prohibited Matching Portfolio Transaction during the quarter for which this report is being submitted. I understand that the Code of Ethics covers all securities transactions for (i) my personal account; (ii) any account in which I have a Beneficial Ownership interest; (iii) any account maintained by a relative residing with me; and (iv) any account over which I have any discretionary powers of investment. All securities are covered except U.S. Treasury securities, money market instruments and open-end mutual funds. I also understand inaccurate completion of this form may result in disciplinary sanctions. All brokerage accounts subject to the Code of Ethics are described below.

NOTE: YOU MUST COMPLETE ALL BROKERAGE ACCOUNT INFORMATION EVEN IF YOU HAVE PREVIOUSLY SUBMITTED THIS INFORMATION. AN INCOMPLETE REPORT WILL BE RETURNED TO YOU FOR PROPER COMPLETION.

Securities Accounts Opened During the Quarter

         Note: If there are no brokerage accounts subject to the Code of Ethics opened during the quarter, write "none" below.

--------------------------------------------------------------------------------
                         Broker/Institution
Account Title (1)          Name & Address              Account Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            (Continued on next page)

Transactions:

         Note: List only if done through a broker who has NOT forwarded copies of your account statements to the Compliance Officer. If there are no transactions to report, write "none" below.

----------------------------------------------------------------------------------------------
 Trade Date &   Description of   Quantity or                 Total Cost or       Name of
 Trans. Type       Security     Principal Amt  Unit Price       Proceeds    Broker/Institution
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

THIS REPORT IS TO BE COMPLETED, DATED, SIGNED AND RETURNED TO THE COMPLIANCE OFFICER ON OR BEFORE THE 10TH CALENDAR DAY AFTER THE END OF EACH CALENDAR QUARTER.

________________________________                ________________________________
Signature                                                   Date

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                       MEZZACAPPA MULTI-STRATEGY FUND, LLC
                    MEZZACAPPA MULTI-STRATEGY PLUS FUND, LLC
                         MEZZACAPPA LONG/SHORT FUND, LLC
                                       and
                            MEZZACAPPA INVESTORS, LLC

                              ANNUAL CERTIFICATION

TO: Compliance Officer

RE: Annual Certification of Compliance

In accordance with the requirements of Code of Ethics, I hereby certify that:

         (1) I have read and understand the Code of Ethics and I recognize that I am subject to it;

         (2) I have complied with the requirements of the Code of Ethics; and

         (3) I have disclosed or reported all personal securities transactions and holdings as required under the Code of Ethics.

___________________________________
Signature

___________________________________
Print Name

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Date